Exhibit 10.1

EIGHTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF MAY 3, 2016
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE LEAD ARRANGER AND BOOKRUNNER

EIGHTH AMENDMENT TO CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of May 3, 2016, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, and as otherwise amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Eighth Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eighth Amendment. Unless otherwise indicated, all section and article references in this Eighth Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by:
(a)    adding, amending or restating, as the case may be, the following defined terms as follows:
“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of

April 20, 2012, that certain Second Amendment to Credit Agreement dated as of September 4, 2012, that certain Third Amendment to Credit Agreement dated as of September 27, 2012, that certain Fourth Amendment to Credit Agreement dated as of October 9, 2013, that certain Fifth Amendment to Credit Agreement dated as of October 7, 2014, that certain Sixth Amendment to Credit Agreement dated as of May 5, 2015, that certain Seventh Amendment to Credit Agreement dated as of October 30, 2015, and that certain Eighth Amendment to Credit Agreement dated as of May 3, 2016, as the same may from time to time be further amended, modified, supplemented or restated.
‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

‘Cash Collateral’ means any cash or deposit account balances or other credit support pledged, deposited with or delivered to the Administrative Agent, for the benefit of one or more of the Issuing Banks or Lenders, as collateral for LC Exposure or obligations of Lenders to fund participations in respect of LC Disbursements.
‘Cash Equivalents’ means Investments of the type permitted under Sections 9.05(c), (d), (e), and (f) whether or not such Investment complies with such Sections.
‘Consolidated Cash Balance’ means, at any time, the aggregate amount of cash and Cash Equivalents, in each case, owned by (whether directly or indirectly), credited to the account of, or would otherwise be required to be reflected as an asset on the balance sheet of, the Borrower and its Consolidated Subsidiaries, other than, in each case, (i) any amounts held in Excluded Accounts, (ii) any cash set aside to pay royalty obligations, working interest obligations, production payments, severance taxes and similar obligations of the Borrower or any Subsidiary which is or may become due and owing to third parties and for which the Borrower or such Subsidiary has issued checks or has initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within one (1) Business Day) in order to pay such obligations, (iii) any cash set aside to pay in the ordinary course of business amounts (other than obligations described in clause (ii) above) of the Borrower or any Subsidiary then due and owing to unaffiliated third parties and for which the Borrower or such Subsidiary has issued checks or has initiated wires or ACH transfers in order to pay such amounts, (iv) any cash or Cash Equivalents of the Borrower or any Subsidiary constituting purchase price deposits or other contractual or legal requirements to deposit money and such money is held by an unaffiliated third party, (v) deposits from unaffiliated third parties that are subject to return pursuant to binding agreements with such third parties, (vi) any Excluded Equity Proceeds held in the Excluded Proceeds Account, (vii) any Excluded Asset Disposition Proceeds held in the Excluded Proceeds Account, (viii) the amount of any Cash Collateral and (ix) cash to be used to Redeem Debt pursuant to a binding and enforceable commitment or notice of prepayment or tender offer to Redeem such Debt within three (3) Business Days; provided that cash excluded pursuant to this clause (ix) shall not be excluded for more than three (3) consecutive Business Days at any time.
‘Consolidated Cash Balance Threshold’ means $50,000,000.
‘Control Agreement’ means a deposit account control agreement or securities account control agreement (or similar agreement), as applicable, in form and substance reasonably satisfactory to the Administrative Agent, executed by the Borrower or any of its Restricted Subsidiaries, as applicable, the Administrative Agent and the relevant financial institution party thereto. Such agreement shall provide (a) a first priority perfected Lien in favor of the Administrative Agent, for the benefit of the Guaranteed Creditors, in the Borrower’s or such Subsidiary’s, as applicable, deposit account and/or securities account and (b) that the Administrative Agent may exercise exclusive control only upon an Event of Default.
‘Controlled Account’ means (a) a deposit account or securities account that is subject to a Control Agreement or (b) in the sole discretion of the Administrative Agent, a deposit account or securities account maintained with the Administrative Agent.
‘Defaulting Lender’ means any Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans within three (3) Business Days of the date required to be funded by it hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (b) notified the Borrower, the Administrative Agent, the Issuing Bank, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement unless such writing or public statement relates to such Lenders’ obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) failed, within three (3) Business Days after request by the Administrative Agent or the Borrower, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) become the subject of a Bail-In Action, bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has a parent company that has become the subject of a Bail-In Action, bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it or, in the good faith determination of the Administrative Agent or the Borrower, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Lender shall not become a Defaulting Lender solely as the result of the acquisition or maintenance of an ownership interest in such Lender or any Person controlling such Lender or the exercise of control over such Lender or any Person controlling such Lender by a Governmental Authority or an instrumentality thereof.

‘EEA Financial Institution’ means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

‘EEA Resolution Authority’ means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

‘Eighth Amendment Effective Date’ means May 4, 2016.

‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

‘Excess Cash’ means, at any time, the amount of the Consolidated Cash Balance in excess of the Consolidated Cash Balance Threshold.
‘Excluded Accounts’ means (a) any deposit account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Borrower and its Subsidiaries, (b) fiduciary or trust accounts, (c) escrow accounts, (d) deposit accounts that are zero balance accounts and (e) deposit accounts with a balance at all times of less than $500,000 individually or $2,000,000 in the aggregate.
‘Excluded Asset Disposition Proceeds’ means, so long as no Default, Event of Default or Borrowing Base Deficiency exists or will result therefrom (after giving effect to any payments made by the Borrower under Section 3.04(c)(iii)), cash proceeds received by the Borrower or any Subsidiary pursuant to a Sale permitted by Section 9.11, less the amount of any unpaid Borrowing Base Deficiency that then exists or which results from such Sale pursuant to the terms hereof, as such amount is certified to the Administrative Agent by a Responsible Officer of the Borrower.
‘Excluded Equity Proceeds’ means cash proceeds from an equity contribution made to, or for the account of, or otherwise received by, the Borrower or its Restricted Subsidiaries, as such amount is certified to the Administrative Agent by a Responsible Officer of the Borrower.
‘Excluded Proceeds Account’ means a segregated deposit account or securities account established and maintained with, and subject to a Control Agreement in favor of, the Administrative Agent, for the benefit of the Guaranteed Creditors, which deposit account or securities account contains only Excluded Equity Proceeds and/or Excluded Asset Disposition Proceeds.
‘Guaranteed Creditors’ shall have the meaning set forth in the Guaranty Agreement.
‘Interest Expense’ means, for any period, the sum (determined without duplication) of the aggregate interest expense of the Borrower and the Consolidated Subsidiaries for such period paid in cash, including (a) the portion of any payments or accruals under Capital Leases to the extent included in interest expense under GAAP, plus (b) the portion of any payments or accruals under Synthetic Leases allocable to interest expense, whether or not the same constitutes interest expense under GAAP.

‘Total Secured Debt’ means the aggregate amount of all Debt of the types described in clauses (a) and (b) (but, with respect to letters of credit, only to the extent of any unreimbursed drawings thereunder) of the definition thereof of the Borrower and its Consolidated Subsidiaries that is secured by a Lien on any asset of the Borrower and its Consolidated Subsidiaries (other than Liens on the Equity Interests of any Unrestricted Subsidiary).
‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)    deleting the Borrowing Base Utilization Grid in the defined term “Applicable Margin” and replacing it with the following:

Borrowing Base Utilization Grid
Utilization Percentage	<25%	≥ 25% but <50%	≥ 50% but <75%	≥ 75% but <90%	≥ 90%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%	3.00%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

2.2    Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the “and” at the end of Section 2.03(v), renumbering Section 2.03(vi) as Section 2.03(vii) and adding the following new Section 2.03(vi):
“(vi)    the reasonably estimated Consolidated Cash Balance as of the date of the Borrowing Request (without regard to the requested Borrowing) and the reasonably estimated pro forma Consolidated Cash Balance (giving effect to the requested Borrowing and the use of proceeds thereof); and”

2.3    Amendment to Section 3.04(c). Section 3.04(c) is hereby amended by renumbering Sections 3.04(c)(iv) and (v) as Sections 3.04(c)(v) and (vi), respectively, and adding the following new Section 3.04(c)(iv):
“(iv)    If, on any Business Day, (A) Borrowings are outstanding, (B) the Borrower has any Excess Cash as of the close of business on such day, and (C) either (I) the Borrower’s ratio of Total Debt as of such date to EBITDA for four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available is greater than 3.5 to 1.0 or (II) the availability on such date is equal to or less than 20% of the then effective Borrowing Base, then the Borrower shall, on the next succeeding Business Day, to the extent it then has Excess Cash, prepay the Borrowings in an aggregate principal amount equal to the amount of such Excess Cash.”

2.4    Amendment to Section 6.02. Section 6.02 is hereby amended by:
(a)    renumbering Section 6.02(c) as 6.02(d) and adding the following new Section 6.02(c):
“(c)    At the time of and immediately after giving effect to such Borrowing, the Borrower and its Subsidiaries do not have any Excess Cash.”

(b)    deleting the paragraph at the end thereof and replacing it with the following:
“Each request for a Borrowing and each request for the issuance, amendment (to increase the amount or extend the term), renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Sections 6.02(a), (b) and (c).”

2.5    Amendment to Article VII. Article VII is hereby amended by adding the following new Section 7.24:
“Section 7.24    EEA Financial Institutions. Neither the Borrower nor any of its Subsidiaries is an EEA Financial Institution.”

2.6    Amendment to Section 8.01. Section 8.01 is hereby amended by renumbering Section 8.01(o) as Section 8.01(p) and adding the following new Section 8.01(o):
“(o)    Consolidated Cash Balance Information. If any Borrowings are outstanding, then (i) upon the request of the Administrative Agent (within one (1) Business Day of such request) or (ii) on any Business Day on which the Borrower has any Excess Cash, the Borrower shall provide to the Administrative Agent, summary and balance statements for each deposit account, securities account, commodity account or other account in which any Consolidated Cash Balance is held or to which any Consolidated Cash Balance is credited, together with an officer’s certificate of the Borrower including the amount of the Consolidated Cash Balance on such day and attaching a written statement setting forth a reasonably detailed calculation of amounts excluded from the Consolidated Cash Balance pursuant to the definition thereof.”

2.7    Amendment to Section 8.12. Section 8.12 is hereby amended by deleting the term “75%” in each instance of its use therein and replacing it with the term “80%”.
2.8    Amendment to Section 8.13(a). Section 8.13(a) is hereby amended by deleting the term “80%” in each instance of its use and replacing it with the term “90%”. For the avoidance of doubt, the Borrower shall have 30 days from the date of this Eighth Amendment to deliver the initial mortgages to satisfy the 90% requirement under Section 8.13(a), as amended by this Eighth Amendment.
2.9    Amendment to Article VIII. Article VIII is hereby amended by adding the following Section 8.18:
“Section 8.18    Control Agreements and Excluded Proceeds Account.

(a)    For each deposit account or securities account that Borrower or any of its Restricted Subsidiaries maintains as of the Eighth Amendment Effective Date (other than Excluded Accounts), the Borrower will, by no later than 60 days after the Eighth Amendment Effective Date, either (i) cause such account to be subject to a Control Agreement, or (ii) close such account and transfer any funds therein to an account that otherwise meets the requirements of this Section 8.18(a). From and after the Eighth Amendment Effective Date, the Borrower shall not open, nor allow any of its Restricted Subsidiaries to open, any deposit or securities account (other than Excluded Accounts) unless such deposit or securities account is subject to a Control Agreement.

(b)    The Borrower will, and will cause each of its Restricted Subsidiaries to, until the proceeds of any Loans are used or transferred in accordance with the Loan Documents, hold the proceeds of any Loans made under this Agreement in a deposit account and/or a securities account that is a Controlled Account.

(c)    Notwithstanding anything herein to the contrary, any use of funds held in the Excluded Proceeds Account permitted under this Agreement: (a) in the case of any such funds that are used, directly or indirectly, to fund a Restricted Payment, shall be deemed to be a utilization of Excluded Equity Proceeds until no Excluded Equity Proceeds remain in such Excluded Proceeds Account, and thereafter shall be deemed to be a utilization of Excluded Asset Disposition Proceeds until no Excluded Asset Disposition Proceeds remain in such Excluded Proceeds Account and (b) in the case of any such funds that are used, directly or indirectly, for any purpose other than to fund a Restricted Payment, shall be deemed to be a utilization of Excluded Asset Disposition Proceeds until no Excluded Asset Disposition Proceeds remain in such Excluded Proceeds Account, and thereafter shall be deemed to be a utilization of Excluded Equity Proceeds until no Excluded Equity Proceeds remain in such Excluded Proceeds Account. In connection with each use of amounts in the Excluded Proceeds Account at a time when there are outstanding Borrowings, the Borrower shall deliver an officer’s certificate to the Administrative Agent certifying (i) such use is not prohibited by this Agreement, (ii) the amount of such use and (iii) the amounts of Excluded Asset Disposition Proceeds and Excluded Equity Proceeds remaining in the Excluded Proceeds Account after such use.”

2.10    Amendment to Section 9.01(a). Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(a)    Ratio of Total Secured Debt to EBITDA . The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of Total Secured Debt as of such date to EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than 2.00 to 1.00.”

2.11    Amendment to Section 9.01. Section 9.01 is hereby amended by adding the following Section 9.01(c):
“(c)    Minimum Ratio of EBITDA to Interest Expense. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of EBITDA for the period of four consecutive fiscal quarters ending on such date to Interest Expense for the period of four consecutive fiscal quarters ending on such date to be less than 2.50 to 1.00.

2.12    Amendment to Section 9.02(f). Section 9.02(f) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(f)    Senior Notes issued by the Borrower and any guarantees of such Debt by the Borrower or any other Guarantor, provided that (i) at the time of incurring such Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) such Debt does not have any scheduled amortization prior to 91 days after the Maturity Date, (iii) such Debt does not mature sooner than 91 days after the Maturity Date, (iv) the covenants applicable to such Debt are not materially more onerous, taken as a whole, than the covenants applicable to the Loans, (v) the Borrowing Base is reduced pursuant to Section 2.07(e), and prepayment is made to the extent required by Section 3.04(c)(iii), (vi) the principal amount of such Debt issued from and after the Eighth Amendment Effective Date and outstanding at any time does not exceed $400,000,000, and (vii) after giving pro forma effect to the issuance of such Debt the Borrower is in compliance with Section 9.01.”

2.13    Amendment to Article XII. Article XII is hereby amended by adding the following Section 12.17:
“Section 12.17        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

2.14    Amendment to Exhibit B. Exhibit B is hereby amended and replaced in its entirety with Exhibit B attached to this Eighth Amendment.
Section 3.    Borrowing Base and Aggregate Elected Commitment Amount. From and after the Eighth Amendment Effective Date, the Borrowing Base is affirmed to be, and hereby is, equal to the amount of $600,000,000 and the Aggregate Elected Commitment Amount is affirmed to be $600,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for May 1, 2016. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent. This Eighth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Eighth Amendment Effective Date”):
4.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Eighth Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.2    The Administrative Agent shall have received from the Required Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Person.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Eighth Amendment.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Eighth Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Eighth Amendment:
(i)    all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.

5.3    Loan Document. This Eighth Amendment is a Loan Document.
5.4    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK, NATIONAL
    ASSOCIATION, as Administrative Agent
    and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA, as a Lender

By: /s/ Matthias Wong
Name: Matthias Wong
Title: Authorized Signatory

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

COMPASS BANK, as a Lender

By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Managing Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

CAPITAL ONE, N.A., as a Lender

By: /s/ Daryl Stafford
Name: Daryl Stafford
Title: Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

CITIBANK, N.A., as a Lender

By: /s/ Saqeeb Ludhi
Name: Saqeeb Ludhi
Title: Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE, as a Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

REGIONS BANK, as a Lender

By: /s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Managing Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By: /s/ David Helffrich
Name: David Helffrich
Title: Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Brian Caddell
Name: Brian Caddell
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

IBERIABANK, as a Lender

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A., as a Lender

By: /s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A., as a Lender

By: /s/ James V. Ducote
Name: James V. Ductoe
Title: Managing Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

COMERICA BANK, as a Lender

By: /s/ William Robinson
Name: William Robinson
Title: Senior Vice President

Signature Page to Eighth Amendment
Carrizo Oil & Gas, Inc.

EXHIBIT B
[FORM OF] BORROWING REQUEST
[ ], 201[ ]
Carrizo Oil & Gas, Inc., a corporation duly formed and existing under the laws of the State of Texas (the “Borrower”), pursuant to Section 2.03 of the Credit Agreement dated as of January 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders from time to time party thereto (unless otherwise defined herein, each capitalized term used herein shall have the same meaning given to it in the Credit Agreement), hereby requests a Borrowing as follows:
(i)    the aggregate amount of the requested Borrowing is $[ ];
(ii)    the date of such Borrowing is [ ], 201[ ];
(iii)    the requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];
(iv)    [the initial Interest Period applicable thereto is [ ]]1;
(v)    the amount of the Borrowing Base in effect on the date hereof is $[ ];
(vi)    the total Revolving Credit Exposures on the date hereof (without regard to this requested Borrowing) is $[ ];
(vii)    the pro forma total Revolving Credit Exposures (giving effect to this requested Borrowing) is $[ ];
(viii)    the reasonably estimated Consolidated Cash Balance as of the date of the Borrowing Request (without regard to the requested Borrowing) is $[______________] and the reasonably estimated pro forma Consolidated Cash Balance (giving effect to the requested Borrowing and the use of proceeds thereof) is $[______________]; and
(ix)    the location and number of the Borrower’s account to which funds are to be disbursed are as follows:
[                ]
[                ]
[                ]
[                ]
[                ]

1 Include in the case of a Eurodollar Borrowing.

The undersigned certifies that he/she is the [ ] of the Borrower and that as such he/she is authorized to execute this Borrowing Request on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

CARRIZO OIL & GAS, INC.

By: ______________________
Name: ____________________
Title: _____________________